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CUSIP No. 67612W108

                        AGREEMENT CONCERNING JOINT FILING
                       OF AMENDMENT NO. 8 TO SCHEDULE 13D

          The undersigned agree as follows:

          (i) each of them is individually eligible to use Schedule 13D to which this Exhibit is attached, and such Schedule 13D is filed on behalf of each of them; and

          (ii) each of them is responsible for the timely filing of such
Schedule 13D and any amendments thereto, and for the completeness and accuracy of the information concerning such person contained therein; but none of them is responsible for the completeness or accuracy of the information concerning the other person making the filing, unless such person knows or has reason to believe that such information is inaccurate.

          This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but all of which, taken together, shall constitute one and the same instrument.

          Dated December 8, 2006

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                                        V. PREM WATSA


                                        /s/ V. Prem Watsa
                                        ----------------------------------------


                                        1109519 ONTARIO LIMITED


                                        By /s/ V. Prem Watsa
                                           -------------------------------------
                                        Name: V. Prem Watsa
                                        Title: President


                                        THE SIXTY TWO INVESTMENT COMPANY LIMITED


                                        By: /s/ V. Prem Watsa
                                            ------------------------------------
                                        Name: V. Prem Watsa
                                        Title: President


                                        810679 ONTARIO LIMITED


                                        By: /s/ V. Prem Watsa
                                            ------------------------------------
                                        Name: V. Prem Watsa
                                        Title: President

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                                        FAIRFAX FINANCIAL HOLDINGS LIMITED


                                        By: /s/ Paul Rivett
                                            ------------------------------------
                                        Name: Paul Rivett
                                        Title: Vice President


                                        FFHL GROUP LTD.


                                        By: /s/ V. Prem Watsa
                                            ------------------------------------
                                        Name: V. Prem Watsa
                                        Title: Vice President


                                        FAIRFAX INC.


                                        By: /s/ Bradley P. Martin
                                            ------------------------------------
                                        Name: Bradley P. Martin
                                        Title: Corporate Secretary


                                        TIG HOLDINGS, INC.


                                        By: /s/ William J. Gillett
                                            ------------------------------------
                                        Name: William J. Gillett
                                        Title: President

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                                        TIG INSURANCE GROUP, INC.


                                        By: /s/ William J. Gillett
                                            ------------------------------------
                                        Name: William J. Gillett
                                        Title: President


                                        TIG INSURANCE COMPANY


                                        By: /s/ William J. Gillett
                                            ------------------------------------
                                        Name: William J. Gillett
                                        Title: President


                                        ORH HOLDINGS INC.


                                        By: /s/ Bradley P. Martin
                                            ------------------------------------
                                        Name: Bradley P. Martin
                                        Title: Vice President


                                        UNITED STATES FIRE INSURANCE COMPANY


                                        By: /s/ Carol Ann Soos
                                            ------------------------------------
                                        Name: Carol Ann Soos
                                        Title: Vice President